UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2015 (July 27, 2015)

HALLADOR ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Colorado	001-3473	84-1014610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver Colorado	80264-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-839-5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

See below.

Item 9.01 – Financial Statements and Exhibits

99.1 – See press release dated July 27, 2015:  Hallador Announces Modification of Coal Contracts, Reduction In Force and 2nd Quarter Earnings Call.

HALLADOR ANNOUNCES MODIFICATION OF COAL CONTRACTS, REDUCTION IN FORCE AND 2ND QUARTER EARNINGS CALL

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HALLADOR ENERGY COMPANY

Date: July 27, 2015	/s/W. Anderson Bishop
W. Anderson Bishop, CFO and CAO

Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

HALLADOR ANNOUNCES MODIFICATION OF COAL CONTRACTS, REDUCTION IN FORCE

AND 2ND QUARTER EARNINGS CALL

DENVER, Colorado, July 27, 2015 (Nasdaq: HNRG)  2015  brought mild weather and a glut of low priced nat gas.  Most of our customers were surprised by these conditions and purchased too much coal for 2015.  In an effort to assist our customers balance their current needs and to secure long-term fuel supply, we agreed to modify several of our contracts.

To implement these changes, production at our Oaktown Complex will be increased and production at our Carlisle Mine will be decreased.  For the next couple of years, we expect Oaktown to represent more than 90% of our production. Not all changes are finalized, but we anticipate our contracted position through 2020 will be as follows:

	Last Half 2015	2016	2017	2018	2019	2020

Tons (MM)	3.3	6.1	4.2	4.7	5.0	5.0
Price	$ 44.57	$ 43.12	$ 42.64	$ 41.69	$ 42.30	$ 43.96
% Priced	100%	100%	89%	69%	50%	50%

A large number of employees will transfer from Carlisle to Oaktown.  Unfortunately, a reduction in force of 175 employees is necessary, effective today.  We thank these employees for their service and dedication.

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Hallador will release its second quarter results on Form 10-Q after the market closes on Friday, August 7.  It can be accessed on our website under the “SEC Filings” tab.

Hallador will discuss its 2nd Quarter 2015 financial results in a conference call that will be webcast live on Tuesday, August 11, at 1:00 p.m. Eastern time. Participating on the call will be Hallador’s President and CEO Brent Bilsland, CFO Andy Bishop and Sunrise Coal CFO Larry Martin. The webcast will be accessible on our website at www.halladorenergy.com under “Investor Overview”.  Following the live event, a replay will be available on the site until the next earnings call.

The call can be accessed toll-free at (844) 469-2526 (domestic).  Callers are required to provide the conference ID #: 96311305.  A transcript of the call will be available on our website after August 14, 2015.

Hallador is headquartered in Denver, Colorado and through its wholly owned subsidiary, Sunrise Coal, LLC, produces coal in the Illinois Basin for the electric power generation industry.  To learn more about Hallador or Sunrise, visit our websites at www.halladorenergy.com or www.sunrisecoal.com.

Contact:  Rebecca Palumbo

Phone:    303.839.5504 Ext. 316

E-mail:    rpalumbo@halladorenergy.com

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